EXHIBIT 24
                              POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS:

        THAT, WHEREAS, SOUTHWESTERN BELL TELEPHONE COMPANY, a Missouri corporation, hereinafter referred to as the "Company," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

        WHEREAS, each of the undersigned is an officer or a director, or both, of the Company, as set forth beneath his signature;

        NOW, THEREFORE, each of the undersigned hereby constitutes and appoints James E. Taylor and Charles J. Roesslein, or either of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company as an officer or a director, or, if he holds both such offices, then as both an officer and as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date set forth opposite his signature.



   /s/ Robert G. Pope                               2/21/94
   Robert G. Pope                                   Date
   Chairman of the Board,
     President and Chief Executive Officer



   /s/ Royce S. Caldwell                              2/21/94
   Royce S. Caldwell                                 Date
   Director and President-
     Customer Services


   /s/ William E. Dreyer                           2/21/94
   William E. Dreyer                                 Date
   Director



   /s/ J. Cliff Eason                            2/21/94
   J. Cliff Eason                                    Date
   Director and President-
     Network Services



   /s/ James D. Ellis                                2/21/94
   James D. Ellis                                    Date
   Director



   /s/ Richard A. Harris                             2/21/94
   Richard A. Harris                                 Date
   Director



   /s/ Donald E. Kiernan                             2/21/94
   Donald E. Kiernan                                 Date
   Director